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                                                                   EXHIBIT 10.2

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION, SATISFACTORY TO THE COMPANY, OF COUNSEL IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                VOID AFTER 5:00 P.M. EASTERN TIME, JULY 11, 2011


                                    WARRANT

                              FOR THE PURCHASE OF

                         25,000 SHARES OF COMMON STOCK

                                       OF

                         HORIZON MEDICAL PRODUCTS, INC.


1.       Warrant.

         THIS CERTIFIES THAT, in consideration of $10.00 and other good and valuable consideration, duly paid by or on behalf of Epoch Financial Group, Inc. ("Holder"), as registered owner of this Warrant, to Horizon Medical Products, Inc. ("Company"), Holder is entitled, at any time or from time to time on or after July 11, 2001 ("Commencement Date"), and at or before 5:00 p.m., Eastern Time July 11, 2011 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to twenty-five thousand (25,000) shares of Common Stock of the Company, $0.001 par value ("Common Stock"). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Warrant. This Warrant is initially exercisable at $1.22 per share of Common Stock purchased; provided, however, that upon the occurrence of any of the events specified in Section 6 hereof, the rights granted by this Warrant, including the exercise price and the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context, of a share of Common Stock. The term "Securities" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2.       Exercise.

         2.1 Exercise Form. In order to exercise this Warrant, the exercise form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price for the Securities being purchased. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

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         2.2      Legend. Each certificate for Securities purchased under this
Warrant shall bear a legend as follows, unless such Securities have been registered under the Securities Act of 1933, as amended ("Act"):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION, SATISFACTORY TO THE COMPANY, OF COUNSEL IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

         2.3      Conversion Right.

                  2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price in cash, the Holder shall have the right (but not the obligation) to convert this Warrant, in whole or in part, into Common Stock ("Conversion Right"), as follows: upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the Market Price on the date of conversion. The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares of Common Stock being converted from (b) the Market Price of the Common Stock on the date of conversion multiplied by the number of shares of Common Stock being converted. As used herein, the term "Market Price" at any date shall be deemed to be the last reported sale price of the Common Stock on such date, or, in case no such reported sale takes place on such day, the average of the last reported sales prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

                  2.3.2 Exercise of Conversion Right. The Conversion Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date by delivering the Warrant with a duly executed exercise form attached hereto with the conversion section completed to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock the Holder will purchase pursuant to such conversion.

3.       Transfer.

         3.1 Transferability. Subject to the provisions of this Section 3, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form attached hereto) at the principal office of the Company.


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         3.2      Representations of Holder. By accepting this Warrant, the
Holder represents and warrants to the Company as follows:

                  (a) The Warrant will be acquired for investment for the Holder's own account and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption from the Securities Act of 1933, as amended ("Securities Act").

                  (b) The Holder understands and acknowledges (i) that the Securities issuable upon exercise of the Holder's rights contained herein are not registered under the Securities Act or qualified under applicable state securities laws because the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the accuracy of the representations set forth in this Section 3.2.

                  (c) The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

                  (d) The Holder understands that if the Company's Common Stock ceases to be registered with the Securities and Exchange Commission pursuant to paragraph 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), or if the Company ceases to file the reports required under the Exchange Act, or if a registration statement covering the securities under the Securities Act is not in effect when it desires to resell (i) this Warrant or
(ii) the Securities issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act.

                  (e) The Holder will not offer, sell, or otherwise dispose of this Warrant or any Securities to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws.

         3.3 Securities Law Matters. This Warrant and the Securities may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) if requested by the Company, the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a sale or transfer made in accordance with Rule 144 under the Act provided that the Company shall have been furnished with such information as the Company may reasonably request to provide reasonable assurance that the requirements of Rule 144 have been satisfied.

4.       New Warrants to be Issued.

         4.1      Partial Exercise or Transfer. Subject to the restrictions in
Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds (or conversion equivalent) sufficient to pay any Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of shares of


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Common Stock and Warrants purchasable hereunder as to which this Warrant has not been exercised or assigned.

         4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation, or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.       Adjustments.

         5.1 Adjustments to Exercise Price and Number of Securities. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

                  5.1.1    Stock Dividends - Recapitalization,
Reclassification, Split-Ups. If, after the date hereof, and subject to the provisions of Section 5.2 below, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization, or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

                  5.1.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 5.2, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                  5.1.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 5.1, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x), the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  5.1.4 Replacement of Securities Upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by Section 5.1.1 hereof or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirely or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger, or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of


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shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Section 5.1.1 or 5.1.2, then such adjustment shall be made pursuant to Sections 5.1.1, 5.1.2, 5.1.3, and this
Section 5.1.4. The provisions of this Section 5.1.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales, or other transfers.

                  5.1.5 Changes in Form of Warrant. This form of Warrant need not be changed because of any change pursuant to this Section, and Warrants issued after such change may state the same Exercise Price and the same number of shares of Common Stock and Warrants as are stated in the Warrants initially issued pursuant to this Agreement. The acceptance by any Holder of the issuance of new Warrants reflecting a required or permissive change shall not be deemed to waive any rights to a prior adjustment or the computation thereof.

         5.2 Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of any fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties, or rights.

6. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock or other securities, properties, or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges (or, if applicable on NASDAQ) on which the Common Stock is then listed and/or quoted.

7.       Certain Notice Requirements.

         7.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the events described in Section 7.2 shall occur, then, in one or more of said events, the Company shall give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, conversion, or exchange of securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up, or sale. Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

         7.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 7 upon one or more of the following events: (i) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution, or (ii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any


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option, right, or warrant to subscribe therefor, or (iii) a merger or reorganization in which the Company is not the surviving party, or (iv) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets, and business shall be proposed.

         7.3 Notice of Change in Exercise Price. The Company shall, promptly after an event requiring a change in the Exercise Price pursuant to
Section 5 hereof, send notice to the Holder of such event and change ("Price Notice"). The Price Notice shall describe the event causing the change and the method of calculating same and shall be certified as being true and accurate by the Company's President and Chief Financial Officer.

         7.4 Transmittal of Notices. All notices, requests, consents, and other communications under this Warrant shall be in writing and shall be deemed to have been duly made on the date of delivery if delivered personally or sent by overnight courier, with acknowledgement of receipt by the party to which notice is given, or the fifth day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail, return receipt requested, postage prepaid, and properly addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal office.

8.       Miscellaneous.

         8.1 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

         8.2 Entire Agreement. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         8.3 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives, and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy, or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

         8.4 Governing Law; Submission to Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without giving effect to conflict of laws. The Company hereby agrees that any action, proceeding, or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of Georgia or of the United States of America in a district court located in the State of Georgia, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 7 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding, or claim.


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         8.5      Waiver, etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance, or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance, or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance, or non-fulfillment.

         8.6 Exchange Agreement. As a condition of the Holder's receipt and acceptance of this Warrant, the Holder agrees that, at any time prior to the complete exercise of this Warrant by the Holder, if the Company and Epoch Financial Group, Inc. enter into an agreement ("Exchange Agreement") pursuant to which they agree that all outstanding Warrants will be exchanged for securities or cash or a combination of both, then the Holder shall agree to such exchange and become a party to the Exchange Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 26 day of September, 2002.

                                        HORIZON MEDICAL PRODUCTS, INC.



                                        By: /s/ William E. Peterson, Jr.
                                           --------------------------------
                                           William E. Peterson, Jr., President

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